                                                                   EXHIBIT 10.41



                    SETTLEMENT AGREEMENT AND GENERAL RELEASE


                 THIS SETTLEMENT AGREEMENT AND GENERAL RELEASE (hereinafter Settlement Agreement) is made, entered into and effective as of August 5, 1997 by and among The Universal Seismic Associates, Inc. Stockholders' Protective Committee, Michael T. Kanarellis, and Robert J. Kecseg (Plaintiffs) and Michael
J. Pawelek, Ronald L. England, Calvin G. Cobb, Gary Milavec, Stephen Oakes, Rick Trapp, Universal Seismic Associates, Inc. (Universal), RIMCO Associates, Inc. (RIMCO), and Resource Investors Management Company Limited Partnership (Defendants), as follows:


                              W I T N E S S E T H:


                 WHEREAS, Plaintiffs filed a lawsuit (hereinafter the Federal Court Case), styled The Universal Seismic Associates, Inc. Stockholders' Protective Committee, Michael T. Kanarellis, and Robert J. Kecseg (Plaintiffs) vs. Michael J. Pawelek, Ronald L. England, Calvin G. Cobb, Gary Milavec, Steven(sp) Oakes, Rick Trapp, Universal Seismic Associates, Inc., RIMCO Associates, Inc., and Resource Investors Management Co., L.P. (Defendants); CA No. 97-22 (RRM); In the United States District Court for the District of Delaware (the Federal Court) alleging, among other things, certain violations of the securities laws, and through this action sought damages as compensation for loss of value in respect of shares of the common stock of the Company held by them;

                 WHEREAS, Universal filed a counterclaim against Michael Kanarellis and Robert Kecseg in the Federal Court Case also alleging, among other things, certain violations of the securities laws (the Counterclaim);

                 WHEREAS, Defendants have denied all the allegations of violations in the complaints filed by Plaintiffs, including the allegation that the Plaintiffs have suffered a loss of value of their shares of the Company's stock;

                 WHEREAS, Plaintiffs have denied all the allegations of violations in the Counterclaim;

                 WHEREAS, Universal has filed a lawsuit (the Astute Court Case) styled Universal Seismic Associates, Inc. v. Michael T. Kanarellis and Robert
L. Kecseg, Cause No. 97-12684, the District Court of Harris County, Texas, 334th Judicial District (the Astute Court) against Michael Kanarellis and Robert Kecseg alleging, among other things, breach of contract;

                 WHEREAS, Michael Kanarellis and Robert Kecseg, each a stockholder of Universal, deny all the allegations of improper actions in the State Court Case;

                 WHEREAS, Plaintiffs and Defendants now desire to reach a full and final settlement and compromise of all (with limited exceptions set forth herein) matters, claims and causes of action that the Plaintiffs have or may have against Defendants and which the Defendants have or may have against the Plaintiffs, whether known or unknown, including but not limited to any claims
(1) that were asserted or could have been asserted in the Federal Court Case (including the Counterclaim) or the State Court Case, and (2) relating to any purchase or sale of the stock of Universal. For the purposes of this Settlement Agreement, the term Affiliate of an entity or person shall mean any other person or entity controlling, controlled by or under common control with that entity or person.

                 NOW, THEREFORE, for and in consideration of the covenants, promises and agreements herein contained, and acting in the interest of settling the controversies between them, and intending hereby to be legally bound, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Plaintiffs and Defendants hereby agree and stipulate as follows:

                 1. On or before the first business day (which shall mean any day that is not a Saturday or a Sunday and on which national banks in Houston, Texas are generally open) following the date hereof, Michael J. Pawelek, Ronald L. England, Calvin G. Cobb, Gary Milavec, and Stephen Oakes, jointly and severally, agree to and shall deliver or cause to be delivered to the escrow agent, Texas Commerce Bank National Association, the sum of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000.00) by wire transfer (to be sent directly by RIMCO or one of its Affiliates) (hereinafter the Settlement Sum). On or before the first business day following the Closing Date, and provided that the event described in section 4(a) of the Escrow Agreement, a copy of which is attached hereto as Exhibit 1, has occurred, the Settlement Sum shall be disbursed to Plaintiffs.

                 2. In addition to any release to be made in this Settlement Agreement, Plaintiffs agree not to seek an award of attorneys' fees, expenses, or professional fees which they may have incurred or paid in connection with the Federal Court Case or the State Court Case, including without limitation, attorneys' fees, expenses, or professional fees relating to: (i) any proxy statement or other filing with the Securities and Exchange Commission, (ii) the prosecution or defense of any of the claims made by the parties in the Federal Court Action, and (iii) any request made to the Audit Committee of Universal to investigate certain accounting practices of Universal.

                 3. Contemporaneously herewith, the parties have executed and exchanged to be held in trust by the parties hereto subject to the approval by the Federal Court of the settlement of the Plaintiffs' derivative claims and receipt by Plaintiffs of the amount referred to in paragraph 1 hereto: (A) a Stipulation of Settlement in respect of all non-derivative claims of Plaintiffs in the form annexed hereto as Exhibit 2 (the Federal Court Stipulation); (B) additional documentation required to obtain the necessary Federal Court approval of the settlement of the derivative claims in the Federal Court Case, upon the terms set forth in this Settlement Agreement; and (C) a Nonsuit with Prejudice of the State Court Case (the Astute Court Nonsuit) in the form annexed hereto as Exhibit 3.

                 4. Each Plaintiff and Defendant acknowledges and agrees that the respective agreements, covenants, releases, representations and warranties of Plaintiffs and Defendants in this Settlement Agreement are for and in consideration of the action taken and to be taken pursuant to this Settlement Agreement, which constitute good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Plaintiff and Defendant.

                 5. Plaintiffs, jointly and severally, represent and warrant to each of the Defendants, which representations and warranties each Plaintiff acknowledges are material, are relied on by Defendants in entering into this Settlement Agreement and shall survive the execution and delivery of this Settlement Agreement, as follows:

                 (i) Except for the derivative causes of action asserted in the Federal Court Case, each of Plaintiffs is the legal and beneficial owner of any right, title or interest in the Claims (as hereinafter defined) to be released hereby by Plaintiffs;

                 (ii) Each of Plaintiffs has not sold, assigned, conveyed or in any way transferred or otherwise disposed of any interest in the Claims (as hereinafter defined) to be released hereby by Plaintiffs;

                 (iii) The execution, delivery and performance by The Universal Seismic Associates, Inc. Stockholders' Protective Committee of this Settlement Agreement, have been duly authorized by all requisite authorities, corporate or otherwise, and the Settlement Agreement has been duly and validly executed and delivered on behalf of The Universal Seismic Associates, Inc. Stockholders' Protective Committee and is a legal, valid and binding obligation of The Universal Seismic Associates, Inc. Stockholders' Protective Committee enforceable against The Universal Seismic Associates, Inc. Stockholders' Protective Committee in accordance with the terms of the Settlement Agreement; and

                 (iv) Plaintiffs have the full authority, power and right to accept the consideration for this Settlement Agreement and to make the agreements, covenants, releases, representations and warranties set forth herein.

                 6. Defendants, jointly and severally, represent and warrant to each of the Plaintiffs, which representations and warranties each Defendant acknowledges are material, are relied on by Plaintiffs in entering into this Settlement Agreement and shall survive the execution and delivery of this Settlement Agreement, as follows:

                 (i) each of Defendants is the legal and beneficial owner of any right, title or interest in the Claims to be released hereby by Defendants;

                 (ii) each of Defendants has not sold, assigned, conveyed or in any way transferred or otherwise disposed of any interest in the Claims to be released hereby by Defendants;

                 (iii) the execution, delivery and performance by Universal, RIMCO and Resource Investors Management Company Limited Partnership of this Settlement Agreement have been duly authorized by all requisite authorities, corporate or otherwise, and the Settlement Agreement has been duly and validly executed and delivered on behalf of each of them and is a legal, valid and binding obligation of each of them enforceable against each of them in accordance with the terms of the Settlement Agreement; and

                 (iv) each of Defendants has the full authority, power and right to accept the consideration for this Settlement Agreement and to make the agreements, covenants, releases, representations and warranties set forth herein.

                 7. Upon, and subject to, their receipt of the Settlement Sum in accordance with paragraph 1 above, Plaintiffs, jointly and severally, for themselves, and for their respective predecessors, successors, assigns, heirs, beneficiaries and personal representatives, as well as their respective present, former and future officers, directors, shareholders, employees, agents, representatives, attorneys, parent corporations, subsidiary corporations and Affiliates (including Technoflex, Inc. and The Offshore Group, Inc.) (all such specified persons and entities collectively hereinafter the Plaintiff Releasing Parties), shall hereby forever fully release, waive, relieve, acquit and discharge each of the Defendants, and their respective predecessors, successors and assigns, as well as their respective present, former and future officers, directors, shareholders, partners, employees, agents, representatives and attorneys, insurers, accountants, parent corporations, subsidiary corporations and Affiliates (all such specified persons and entities so released collectively hereinafter the Defendant Released Parties) of and from any and all claims, demands, actions, causes of action, suits, damages, liabilities, obligations, costs, expenses (including but not limited to attorneys' fees) and other remedies of whatever nature and with respect to any matter whatsoever, known or unknown, whether based on contract, tort, common law, civil law, equity, statute, regulation or otherwise (all such claims and other specified matters collectively herein claims), that any of the Plaintiff Releasing Parties may have had, now have, may hereafter have, or that could have been asserted against any of the Defendant Released Parties, arising out of or relating to any act or failure to act that shall have occurred before the execution of this Settlement Agreement, including but not limited to any Claim arising out of or relating to (i) the matters alleged or that could have been alleged in the Federal Court Case or (ii) the purchase or sale of the securities of Universal; provided, however, that the foregoing shall not release or discharge any Claims that the Plaintiff Releasing Parties may have against any of the Defendant Released Parties arising out of or relating to this Settlement Agreement, the letter agreement between the Plaintiffs and Defendants (except Rick Trapp) dated July 1, 1997 (the Abetter Agreement), the Stock Purchase Agreement (as hereinafter defined), or that certain agreement in respect of the Welder Ranch Prospect, by and between The Offshore Group, Inc. and UNEXCO, Inc. The Plaintiff Releasing Parties, jointly and severally, acknowledge that the foregoing is a general release intended to be interpreted broadly.

                 8. Upon dismissal with prejudice of the Federal Court Case, Defendants, jointly and severally, for themselves, and for their respective predecessors, successors, assigns, heirs, beneficiaries and personal representatives, as well as their respective present, former and future officers, directors, shareholders, employees, agents, representatives, attorneys, parent corporations, subsidiary corporations and Affiliates (all such specified persons and entities collectively hereinafter the Defendant Releasing Parties), shall hereby forever fully release, waive, relieve, acquit and discharge each of the Plaintiffs, Technoflex, Inc. and The Offshore Group, Inc., and their respective predecessors, successors, heirs, beneficiaries and personal representatives, and assigns, as well as their respective present, former and future officers, directors, shareholders, partners, employees, agents, representatives and attorneys, accountants, insurers, parent corporations, subsidiary corporations and Affiliates (all such specified persons and entities so released collectively hereinafter the Plaintiff Released Parties) of and from any and all Claims, that any of the Defendant Releasing Parties may have had, now have, may hereafter have, or that could have been asserted against any of the Plaintiff Released Parties, arising out of or relating to any act or failure to act that shall have occurred before the execution of this Settlement Agreement, including but not limited to any Claim arising out of or relating to (i) the matters alleged or that could have been alleged in the Federal Court Case (including by counterclaim) or the State Court Case or (ii) the purchase or sale of the securities of Universal; provided, however, that the foregoing shall not release or discharge any Claims that the Defendant Releasing Parties may have against any of the Plaintiff Released Parties arising out or relating to this Settlement Agreement, the Letter Agreement, the Stock Purchase Agreement, or that certain agreement in respect of the Welder Ranch Prospect, by and between The Offshore Group, Inc. and UNEXCO, Inc. The Defendant Releasing Parties, jointly and severally, acknowledge that the foregoing is a general release intended to be interpreted broadly.

                 9. Upon, and subject to, their receipt of the Settlement Sum in accordance with paragraph 1 above, Plaintiffs, jointly and severally, shall hereby agree to and shall indemnify, defend, protect and hold harmless the Defendant Released Parties from and against any and all Claims (even if such Claims are based upon any Plaintiffs' express negligence, whether sole or concurrent, gross negligence, breach of contract, breach of express or implied warranty, or breach of a duty allegedly imposed by statute or regulation) directly or indirectly arising out of or relating to (i) any breach of any agreement, covenant, representation or warranty of any one or more of Plaintiffs set forth in this Settlement Agreement, or (ii) any nonperformance by any one or more of Plaintiffs of any obligation of any one or more of Plaintiffs under this Settlement Agreement. Plaintiffs, jointly and severally, acknowledge that the foregoing indemnity provisions are intended to be interpreted broadly.

                 10. Upon, and subject to, the dismissal of the Federal Court Case with prejudice, Defendants, jointly and severally, shall hereby agree to and shall indemnify, defend, protect and hold harmless the Plaintiff Released Parties from and against any and all Claims (even if such Claims are based upon any Defendants' express negligence, whether sole or concurrent, gross negligence, breach of contract, breach of express or implied warranty, or breach of a duty allegedly imposed by statute or regulation) directly or indirectly arising out of or relating to (i) any breach of any agreement, covenant, representation or warranty of any one or more of Defendants set forth in this Settlement Agreement, or (ii) any nonperformance by any one or more of Defendants of any obligation of any one or more of Defendants under this Settlement Agreement. Defendants, jointly and severally, acknowledge that the foregoing indemnity provisions are intended to be interpreted broadly.

                 11. Plaintiffs agree to refrain from purchasing, or advising others to purchase or sell, through their Affiliates, nominees or by any other means, any shares of stock of Universal, or any successor company or entity, for 365 days from the date that the Federal Court Case is dismissed with prejudice.

                 12. Plaintiffs and Defendants agree to take all steps necessary promptly to dismiss the Federal Court Case with prejudice (including all counterclaims), and obtain any necessary court approval of the settlement of the derivative causes of action.

                 13. Each of Plaintiffs and Defendants agree promptly to withdraw all pending motions made by any of them in the Federal Court Case and the State Court Case.

                 14. Upon the approval of the settlement of the derivative claims by the Federal Court, the State Court Case shall immediately be nonsuited with prejudice.

                 15. Plaintiffs and Defendants agree that no consideration paid pursuant to this Settlement Agreement is to be construed as a payment made to settle the common law fraud count in the Verified Supplemental and Amended Complaint, nor is it to be construed as a payment to settle any claims relating to any alleged intentional misconduct on the part of the Defendants.

                 16. This Settlement Agreement shall extend to, be binding upon, and inure to the benefit of the parties and their respective successors, heirs, beneficiaries, personal representatives and assigns; provided, however, that any assignment shall not release a party from any of its obligations under this Settlement Agreement. This Settlement Agreement is solely for the benefit of the parties hereto, the Plaintiff Released Parties, Defendant Released Parties, and their respective heirs, beneficiaries, personal representatives, successors and assigns and no provision of this Settlement Agreement is intended or shall be deemed to confer any rights or remedies on any other person or entity.

                 17. This Settlement Agreement, subject to the provisions of paragraph 20 below, embodies the complete and entire agreement among the parties concerning its subject matter and supersedes any prior oral or written representations, agreements or understandings or any contemporaneous oral understandings, representations or agreements. This Settlement Agreement may not be amended except in a writing signed by all parties. Each party shall bear its own costs and attorneys' fees in connection with the preparation, negotiation, review and documentation of this Settlement Agreement. The parties may execute this Agreement in counterparts by telecopy, which they shall confirm by promptly furnishing written originals to each of the other parties. Counterparts when executed by all parties shall constitute a complete Settlement Agreement as if each party had executed a single document. This Settlement Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law rules. Venue for any claim arising out of this Settlement Agreement shall be Harris County, Texas, in light of the fact that the consideration will be paid in Harris County, Texas. This is a negotiated agreement between the parties hereto and the parties acknowledge that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Settlement Agreement. As used herein, pronouns of any gender shall include the other genders, and the singular and the plural shall include the other.

                 18. Nothing in this Settlement Agreement shall (i) in any way constitute an admission of liability by Defendants or Plaintiffs with respect to the Federal Court Case (including the Counterclaim) or the State Court Case, or (ii) in any way constitute an admission against interest of any of Defendants or Plaintiffs.

                 19. The Closing Date of this Settlement Agreement shall occur upon approval of the settlement of the derivative claims by the Federal Court in the Federal Court Case. Only upon receipt by Plaintiffs of the Settlement Sum in accordance with paragraph 1, counsel may file the Federal Stipulation and the State Court Nonsuit.

                 20. Contemporaneously herewith the Company shall pay Michael Kanarellis the sum of $130,000.00 in complete satisfaction of all obligations arising under the July 1, 1997, letter, a true and correct copy of which is attached hereto as Exhibit 4. In addition, that certain Stock Purchase Agreement, dated August 5, 1997, by and between the Plaintiffs and Resource Investors Management Company Limited Partnership and certain of its Affiliates (the Stock Purchase Agreement) shall remain in full force and effect unaffected by this Settlement Agreement. To the extent that it is referred to herein, the Letter Agreement shall remain in full force and effect.

                 21. The parties agree that any state or federal income tax liability of the Plaintiffs arising from this Settlement Agreement, or any payment of money to Plaintiffs pursuant to this Settlement Agreement, shall be the sole responsibility of the Plaintiffs.

                 22. Plaintiffs agree not to solicit, actively participate with, join with, or provide financial assistance to any third party in connection with the prosecution of any pending or future action or proceeding against any of the Defendants, provided however, that Plaintiffs shall not violate this agreement to the extent they are required by law (including, without limitation, by subpoena, court order, or other legal process) to testify, produce documents, or otherwise disclose information. Defendants agree not to solicit, actively participate with, join with, or provide financial assistance to any third party in connection with the prosecution of any pending or future action or proceeding against any of the Plaintiffs, provided, however, that Defendants shall not violate this agreement to the extent they are required by law (including, without limitation, by subpoena, court order, or other legal process) to testify, produce documents, or otherwise disclose information.

                 23. The parties acknowledge that this is an arms' length settlement and the matters being settled hereby have been subject to significant litigation, discovery and contention, each party is commercially sophisticated and represented by experienced and able counsel, and each party is thoroughly familiar with the implications of this Settlement Agreement in all respects. Except for the terms expressly set forth herein, no party has made any promises, agreements, representations, statements or warranties with respect to this settlement, and no party has relied upon any promises, agreements, representations, statements or warranties by another party. Each party is entering into this Settlement Agreement voluntarily without duress, with the consultation and advice of legal counsel, and with a full understanding of its terms. None of the parties hereto shall later seek to overturn or invalidate any respect of this Agreement on the ground of duress, unconscionability, oppression or any similar reason.

                 This Agreement is executed as of the date first written above.



THE UNIVERSAL SEISMIC ASSOCIATES, INC.
STOCKHOLDERS' PROTECTIVE COMMITTEE





By:
   -----------------------------------------




--------------------------------------------
MICHAEL KANARELLIS



--------------------------------------------
ROBERT KECSEG

UNIVERSAL SEISMIC ASSOCIATES, INC.





By:
   -----------------------------------------




--------------------------------------------
MICHAEL PAWELEK





--------------------------------------------
RONALD ENGLAND





--------------------------------------------
CALVIN COBB





--------------------------------------------
RICHARD TRAPP





--------------------------------------------
GARY MILAVEC





--------------------------------------------
STEPHEN OAKES




RESOURCE INVESTORS MANAGEMENT
COMPANY LIMITED PARTNERSHIP


By:  RIMCO Associates, Inc.
       Its General Partner



By:
   ----------------------------------------



RIMCO ASSOCIATES, INC.



By:
   ----------------------------------------

STATE OF TEXAS                    )
                                  )
COUNTY OF HARRIS                  )



                 On this _____ day of ___________________, 1997, before me, appeared Michael Kanarellis, to me known, being duly sworn, did say that he is Michael Kanarellis of The Universal Seismic Associates, Inc. Stockholders Protective Committee, and said instrument was signed on behalf of said Committee and acknowledged said instrument to be the free act and deed of said Committee.



                                                   NOTARY PUBLIC, State of Texas


                                                   -----------------------------


                                                   -----------------------------
                                                    Notary's Printed Name

My Commission Expires:


------------------------------




STATE OF TEXAS                    )
                                  )
COUNTY OF HARRIS                  )



                 On this _____ day of ___________________, 1997, before me, appeared _____________________, to me known, being duly sworn, did say that he is Michael Kanarellis, and said instrument was signed by him, and acknowledged said instrument to be his free act and deed.


                                                   NOTARY PUBLIC, State of Texas


                                                   -----------------------------


                                                   -----------------------------
                                                    Notary's Printed Name

My Commission Expires:


------------------------------

STATE OF TEXAS                    )
                                  )
COUNTY OF _________               )



                 On this _____ day of ___________________, 1997, before me, appeared _____________________, to me known, being duly sworn, did say that he is Robert Kecseg, and said instrument was signed by him, and acknowledged said instrument to be his free act and deed.



                                                   NOTARY PUBLIC, State of Texas


                                                   -----------------------------


                                                   -----------------------------
                                                    Notary's Printed Name

My Commission Expires:


------------------------------





STATE OF TEXAS                    )
                                  )
COUNTY OF _________               )



                 On this _____ day of ___________________, 1997, before me, appeared _____________________, to me known, being duly sworn, did say that he is Michael Pawelek, and said instrument was signed by him, and acknowledged said instrument to be his free act and deed.


                                                   NOTARY PUBLIC, State of Texas


                                                   -----------------------------


                                                   -----------------------------
                                                    Notary's Printed Name


My Commission Expires:


------------------------------

STATE OF TEXAS                    )
                                  )
COUNTY OF _________               )



                 On this _____ day of ___________________, 1997, before me, appeared _____________________, to me known, being duly sworn, did say that he is Ronald England, and said instrument was signed by him, and acknowledged said instrument to be his free act and deed.



                                                   NOTARY PUBLIC, State of Texas


                                                   -----------------------------


                                                   -----------------------------
                                                    Notary's Printed Name

My Commission Expires:


------------------------------




STATE OF TEXAS                    )
                                  )
COUNTY OF _________               )



                 On this _____ day of ___________________, 1997, before me, appeared _____________________, to me known, being duly sworn, did say that he is Calvin Cobb, and said instrument was signed by him, and acknowledged said instrument to be his free act and deed.



                                                   NOTARY PUBLIC, State of Texas


                                                   -----------------------------


                                                   -----------------------------
                                                    Notary's Printed Name

My Commission Expires:


------------------------------

STATE OF TEXAS                    )
                                  )
COUNTY OF _________               )



                 On this _____ day of ___________________, 1997, before me, appeared _____________________, to me known, being duly sworn, did say that he is Richard Trapp, and said instrument was signed by him, and acknowledged said instrument to be his free act and deed.




                                                   NOTARY PUBLIC, State of Texas


                                                   -----------------------------


                                                   -----------------------------
                                                    Notary's Printed Name

My Commission Expires:


------------------------------




STATE OF TEXAS                    )
                                  )
COUNTY OF _________               )



                 On this _____ day of ___________________, 1997, before me, appeared _____________________, to me known, being duly sworn, did say that he is Gary Milavec, and said instrument was signed by him, and acknowledged said instrument to be his free act and deed.




                                                   NOTARY PUBLIC, State of Texas


                                                   -----------------------------


                                                   -----------------------------
                                                    Notary's Printed Name

My Commission Expires:


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                                    -18-

STATE OF TEXAS                    )
                                  )
COUNTY OF _________               )



                 On this _____ day of ___________________, 1997, before me, appeared _____________________, to me known, being duly sworn, did say that he is Stephen Oakes, and said instrument was signed by him, and acknowledged said instrument to be his free act and deed.



                                                   NOTARY PUBLIC, State of Texas


                                                   -----------------------------


                                                   -----------------------------
                                                    Notary's Printed Name

My Commission Expires:


------------------------------




STATE OF TEXAS                  )
                                )
COUNTY OF _________             )



                 On this _____ day of ___________________, 1997, before me, appeared _____________________, to me known, being duly sworn, did say that he is Vice President of RIMCO Associates Inc., and said instrument was signed on behalf of said corporation by authority of its Board of Directors and acknowledged said instrument to be the free act and deed of said corporation.



                                                   NOTARY PUBLIC, State of Texas


                                                   -----------------------------


                                                   -----------------------------
                                                    Notary's Printed Name

My Commission Expires:


------------------------------

STATE OF TEXAS                    )
                                  )
COUNTY OF _________               )



                 On this _____ day of ___________________, 1997, before me, appeared Paul McCollam, to me known, being duly sworn, did say that he is Vice President of RIMCO Associates, Inc., general partner of Resource Investors Management Co., L.P., and said instrument was signed on behalf of said corporation by authority of its Board of Directors and acknowledged said instrument to be the free act and deed of said corporation.



                                                   NOTARY PUBLIC, State of Texas


                                                   -----------------------------


                                                   -----------------------------
                                                    Notary's Printed Name

My Commission Expires:


------------------------------



                                      -20-